UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium Investment & Acquisition Company Inc.

(Exact name of registrant as specified in charter)

301 Winding Road, Old Bethpage, NY 11804

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 212 750-0371

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

(formerly Millennium India Acquisition Company Inc.)

301 Winding Road

Old Bethpage, NY 11804

March 1, 2019

Dear Fellow Shareholder:

During 2018, Millennium Investment & Acquisition Company Inc. (“MILC” or “we”) continued to make progress towards commercializing the Activated Carbon plant in Hawaii. To date, we have now completed 27 trial run campaigns and have produced over 30 tons of activated carbon. This process has allowed us to gain significant operational experience as we continue to work towards commercial operation. The process is iterative where we operate the plant for a couple of days to produce Activated Carbon and then perform laboratory testing. Based on what we learn from operating the plant, we continue to make plant modifications and modify modes of operation. At this point we have produced some very high-grade material as we continue to approach our targeted specifications. Unfortunately we have also experienced significant variations in the quality of the material produced. We continue to work towards operating the plant to produce a consistent and reliable output of high-grade activated carbon.

We also continue to seek to strategically monetize our investment in SMC Global. During 2015 we completed the sale of approximately 1.1 million shares of SMC Global for which we received approximately $2.1 million. During 2016, we completed the sale of 900,000 shares of SMC Global for which we received approximately $1.1 million. During 2017, we completed the sale of 1.2 million shares of SMC Global for which we received approximately $1.5 million. During 2018, we hired Nomura Securities to sell a block of our stock in SMC Global. Unfortunately, this process did not bear fruit and we continue to explore opportunities to generate liquidity. During 2018, MILC did not sell any shares of SMC Global and as of December 31, 2018 MILC held 11,504,690 shares which represents an approximately 10.2% ownership of SMC Global. As previously disclosed, we have an ongoing Right to Sell agreement pursuant to which MILC has a right to sell 100,000 shares of SMC Global back to the “promoter group” of SMC Global on the first day of each month until SMC Global completes a qualified public offering and listing on a primary stock exchange in India. MILC is putting pressure on the “promoter group” to catch up on the Right to Sell agreement and during 2019 we have sold a total of 400,000 shares of SMC Global for a total of approximately $576,000 which is approximately $1.44 per SMC Global share.

I remain enthusiastic about the opportunities to create shareholder value for MILC and I look forward to a prosperous 2019.

Very truly yours,

David H. Lesser

Chairman and CEO

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

PORTFOLIO OF INVESTMENTS

December 31, 2018

	Shares	Value
India — 43.68%
Financials —43.68%
Private placement -43.68%
SMC Global Securities LTD (cost $33,848,967) (1)	11,504,690	14,150,769

United States —54.69%
Materials —54.69%
Millennium HI Carbon, LLC (cost $7,352,482) (1)	N/A	17,715,578

Total Investments —98.37% (cost $41,201,449)		$31,866,347

Cash and other assets, less liabilities —1.63%		527,806

NET ASSETS - 100.00%		$32,394,153

Notes:

(1) Represents an affiliate investment based on greater than 10% ownership as of December 31, 2018

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

Assets:
Affiliate investments, at fair value (Cost $41,201,449)	$31,866,347
Cash	398,695
Prepaid expenses and other assets	129,111
Total Assets	32,394,153

Liabilities:
Accrued expenses and other payables	394,281
Deferred Rent	451,662
Total Liabilities	845,943

Net Assets	$31,548,210

Net Assets Consist of:

Preferred shares; par value $0.0001 per share, 5,000 share authorized, no shares issued	$-
Common Stock; par value $0.0001 per share, 12,000,000 shares authorized, 10,959,814 issued and outstanding	1,096
Paid-in capital	52,400,025
Accumulated net investment loss	(20,852,911)
Net Assets	$31,548,210

Net Asset Value Per Share:
Net assets	$31,548,210

Basic and diluted shares of common stock outstanding	10,959,814

Net asset value (Net Assets/Shares of Common Stock Outstanding)	$2.88

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF OPERATIONS

For the Year ended December 31, 2018

Investment Income:
Dividend income from affiliate investment	$159,272.93
Other income	11,729
Total Income	171,002

Operating Expenses:
Franchise tax	16,170
State tax	13,022
Insurance expense	41,418
Trustee fees	8,000
General & administrative expense	142,781
Public company expenses	82,918
Total Operating Expenses	304,309

Net Investment Income	(133,307)

Realized and Unrealized Gain on Investments:
Net change in unrealized gain on investments	(2,109,856)
Net realized loss on investment	-
Net Realized and Unrealized Gain on Investments:	(2,109,856)

Net Increase in Net Assets Resulting From Operations	$(2,243,163)

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CHANGES IN NET ASSETS

	Year Months Ended	Year Ended
	December 31, 2018	December 31, 2017

Operations:
Net investment income (loss)	$(133,307)	$37,602
Net change in unrealized loss on investments	(2,109,856)	10,178,947
Net realized loss on investment	-	(2,031,854)
Net Increase in Net Assets Resulting from Operations	(2,243,163)	8,184,695

Net Assets:
Beginning of year	33,791,373	25,606,678
End of period*	$31,548,210	$33,791,373

* Millennium Investment & Acquisition Company Inc. does not have any undistributed net investment income.

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

STATEMENT OF CASH FLOWS

For the Year ended December 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$(2,243,163)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Change in unrealized gain on private placement	2,109,857
Investment in Millennium HI Carbon, LLC	(2,504,040)
Changes in operating Assets and Liabilities:
Prepaid expenses and other assets	(193,304)
Accrued expenses and other payables	252,575
Deferred rent	16,800
Net Cash Provided by Operating Activities	(2,561,275)

Net increase in cash for the year	$(2,561,275)

CASH:
Cash at beginning of year	2,959,970
Cash at end of period	$398,695

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Common Stock Outstanding Through Each Period

	For the Year Ended December 31,
	2018	2017	2016	2015	2014

Net Asset Value, Beginning of Year	$3.08	$2.34	$2.29	$1.07	$0.91
Income (Loss) from Investment Operations:
Net investment income (loss)*	(0.01)	0.00	(0.01)	(0.01)	0.03
Net realized and unrealized gain (loss)*	(0.19)	0.74	0.05	1.04	0.13
Total from investment operations	(0.20)	0.74	0.05	1.03	0.16

Net Asset Value, End of Year	$2.88	$3.08	$2.34	$2.29	$1.07

Market Value, End of Year	$0.70	$0.90	$0.82	$0.58	$0.62

Total Return	-22.44%	9.76%	41.38%	-6.45%	-45.61%
Ratios and Supplemental Data:
Average net assets (000s)	$32,670	$29,417	$25,607	$25,097	$8,833
Ratio of operating expenses to average net assets	0.93%	0.95%	1.51%	1.90%	4.91%
Net investment income (loss) to average net assets	-6.87%	0.13%	2.28%	-0.59%	6.23%
Portfolio Turnover Rate	0.0%	6.1%	2.0%	25.6%	0%

* Calculated based on average shares outstanding

See accompanying notes which are an integral part of these financial statements.

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MILLENNIUM INVESTMENT & ACQUISITION COMPANY INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2018

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (“MILC” or the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. For stockholders who voted to not approve the acquisition 842,625 shares were redeemed for $6,736,949. As a result of its plan to invest substantially all of its assets in SMC Group stock, MILC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MILC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

In March 2008, MILC’s interest was reduced to 14.44% due to Bennett Coleman & Co., a leading New Delhi based financial media and investment firm investing in SMC Group. In May 2009, the merger of SMC Group’s two underlying companies, SAM Global Securities Limited (“SAM”) and SMC Global Securities Limited (“SMC Global”) was finalized. In June 2009, MILC’s interest was increased to 15.14% with the shares of SAM and SMC Global (1,298,400 and 1,730,026 shares, respectively) converting to 1,586,738 shares of SMC Global. On July 2, 2011, as previously announced, Sanlam, which is engaged in the business of portfolio management consultancy, increased its stake in SMC Global to a total of approximately 8.36%, by purchasing an additional 3.25% equity stake in SMC Global which reduced MILC’s equity interest in SMC Global to approximately 14.03%. On July 31, 2012, SMC Global held a shareholder meeting and consented to a stock-split of the equity shares of the Company 10:1, increasing MILC’s position of 1,586,738 shares to 15,867,380 shares. On December 12, 2013, the Company announced that it sold 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13%. On November 20, 2015, the Company sold an additional 1,131,345 shares of its investment in SMC Global, reducing MILC’s equity interest in SMC Global to 13,604,690 shares. As previously disclosed, MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global pursuant to which MILC will have a right to sell 100,000 shares of SMC Global back to the “promoter group” on the first day of each month commencing April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the year of 2017, MILC completed the sale of 1,200,000 shares of SMC Global for net proceeds of approximately $1,499,000 which is approximately $1.25 per SMC Global share. In 2018, MILC entered into an agreement with Nomura Securities to market a portion of its shares in SMC but this did not ultimately result in the sale of shares during 2018. As of December 31, 2018 MILC holds 11,504,690 shares of SMC Global which represents an approximately 10.2% ownership of SMC Global (See Note 3).

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On October 3, 2013, MILC announced that public efforts by MILC shareholder Hudson Bay Partners, LP (“HBP”) to secure shareholder support for the replacement of MILC’s Board of Directors with a new director slate resulted in the delivery to MILC of written consents representing more than 50% of the outstanding shares. Accordingly, all of HBP’s director nominees were appointed to the MILC Board of Directors (the “Board”) including the principal of HBP, David H. Lesser, our CEO and Chairman.

On March 4, 2014, our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) was amended to reduce the number of the Company’s shares of authorized capital stock from 45,005,000 to 12,005,000. Our Certificate of Incorporation currently authorizes the issuance of 12,000,000 shares of common stock and 5,000 shares of preferred stock, in each case with a par value of $0.0001 per share.

Effective June 11, 2014, the Fund completed a corporate reorganization which has resulted in the change of its name to Millennium Investment & Acquisition Company Inc. from Millennium India and Acquisition Company Inc., under the laws and procedures of Delaware, the state where the registrant is incorporated. The corporate reorganization was undertaken following a change of investment policy, pursuant to which the registrant’s Board of Directors decided to abandon the registrant’s former policy of investing at least 80% of the value of its net assets and borrowings in equity securities of companies operating in India. In conjunction with the change in investment policy, the Board effected the change of name to remove reference to India, in compliance with the U.S. Investment Company Act of 1940 and the rules thereunder.

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Company in preparation of its financial statements.

(a) Valuation of Investments in Securities

Fair Value of Financial Instruments—The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined by the Company’s Board pursuant to procedures approved by the Board. Except as otherwise specifically provided in the valuation procedures the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC Global, at fair value as determined in accordance with the valuation procedures approved by the Board. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

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Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company has a significant investment in stock ownership of SMC Global, which is listed, but not traded on the New Delhi Stock Exchange. The Company values its position in SMC Global based on a valuation methodology that includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formulas produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of SMC Global; (9) general information concerning the issuer’s business including, without limitation, material developments in business prospects, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12); the market value of any unrestricted securities of the same class; (13) the availability of registration rights; (14) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (15) the characteristics of the market in which the securities are purchased and sold; (16) the market value of similar securities of the same issuer or comparable companies; (17) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (18) changes in interest rates; (19) observations from financial institutions; (20) government (U.S. or non-U.S.) actions or pronouncements; (21) other news events; (22) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (23) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all securities held by the Company, when market quotations or other information used in valuing such securities are not readily available or current or otherwise appropriate, management may be required to supply an “unobservable input” or determine whether to adjust a supplied price, as described below.

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Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. Dollars daily at the valuation time. The Company is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments approximate their carrying amounts presented in the statement of assets and liabilities at December 31, 2018.

The Company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2018 for the Company’s investments measured at fair value:

	Level 1	Level 2	Level 3	Total

Private Placement - SMC	$-	$-	$14,150,769	$14,150,769
Materials	$-	$-	$17,715,578	$17,715,578
Total	$-	$-	$31,866,347	$31,866,347

There were no transfers into or out of Level 1, Level 2, and Level 3 during the year ended December 31, 2018. It is the Company’s policy to recognize transfers into and out of Level 1, Level 2, and Level 3 at the end of the reporting year.

The following is a reconciliation of assets in which significant unobservable (Level 3) were used in determining fair value:

	Private	Millennium
	Placement	HI Carbon	Total
Beginning balance	$14,035,722	17,436,442	$31,472,164
Investment in Millennium HI Carbon, LLC	-	2,504,040	2,504,040
Net realized loss on investment	-	-	-
Proceeds from sale of SMC Global	-	-	-
Change in unrealized loss on investment	115,047	(2,224,904)	(2,109,857)
Ending Balance	$14,150,769	$17,715,578	$31,866,347

In valuing its investment in SMC Global, the Company uses a valuation model, in addition to the previously disclosed valuation factors, which considers revenue, earnings and book value multiples of comparable companies as well as transactions with respect to similar securities.

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The table below presents quantitative information about the significant unobservable inputs used in the fair value measurement for the Company’s Level 3 investments as of December 31, 2018:

Investment	Fair Value at 12/31/2018	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
SMC	$14,150,769	Market Approach	TTM Net Income Multiple	26.17x – 116.66x (56.24x)
			Equity Multiples	4.93x – 25.62x (9.99x)
			Liquidity Discount	20%
Millennium Carbon	$17,715,578	Cost Approach	Long-term Revenue Growth Rate	0% - 8% (2%)
			Discount Rate	20%

As of June 30, 2013, MILC valued its investment in SMC Global at $21,804,829 ($1.37 per SMC share). As described in MILC’s annual report to shareholders for the year ended December 31, 2013, the new management of MILC appointed in October 2013 reviewed the valuation methodology and conclusions used by MILC previously to value its SMC Global holding, and established a new valuation for that holding of $6,500,000 ($0.41 per SMC share). The principal change in valuation approach between the old valuation and the new was the re-weighting certain valuation metrics. The new management gave a greater weighting to the valuation of the investment based on a Multiple of Net Income, and gave zero weight to the use of a prior transaction in SMC Global stock that MILC’s new management did not deem relevant for purposes of establishing a current valuation.

As of December 31, 2015, MILC valued its investment in SMC Global at approximately $7,616,080 ($0.52 per SMC share). The increase in valuation is attributable primarily to improved earnings at SMC Global, offset by reducing to zero the weight given to the use of a Multiple of Revenue as a valuation metric.

As of December 31, 2016, MILC valued its investment in SMC Global at approximately $7,919,724 ($0.58 per SMC share).

As of December 31, 2017, MILC valued its investment in SMC Global at approximately $14,035,700 ($1.22 per SMC share).

As of December 31, 2018, MILC valued its investment in SMC Global at approximately $14,150,800 ($1.23 per SMC share).

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(b) Foreign Currency Translation

The books and records of the Company are maintained in U.S. Dollars. Foreign currency amounts are translated into U.S. Dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

(c) Cash

The Company maintains a cash account at financial institutions, which are federally insured up to $250,000. At various times during the year, the account balance may have exceeded the insured limit. The Company mitigates this risk by regularly monitoring the financial stability of the financial institution.

(d) Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The accounting estimates that require management’s most difficult and subjective judgments are reflected in management’s valuation of its interests in SMC Group and the realization of deferred tax assets. Because of the uncertainty in such estimates, actual results may differ from these estimates.

(e) Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management reviewed the tax positions during the year ended December 31, 2018, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended December 31, 2018, the Company did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

(f) Security Transactions, Dividend Income and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividends are recorded on the ex-dividend date.

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(g) Indemnification

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts with its vendors and others that provide for general indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company. However, based on experience, the Company expects that risk of loss to be remote.

2.	ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Administrative Fees

(a)	The Board has approved base compensation for the CEO of MILC, David Lesser, at a rate of $10,000 per month for each of MILC and Millennium Carbon.
(b)	Commencing September 2016, the Board approved payment to an entity affiliated with the CEO of the company, David Lesser, to reimburse such entity for accounting and administrative functions at a rate of $750 per month for each of MILC and Millennium Carbon. During the year ended December 31, 2018, the total amount paid to such affiliate of David Lesser was $18,000.
(c)	The Company has hired Morrison Cohen, LLP (“MoCo”) as its legal counsel with respect to general corporate matters. A spouse of the Company’s CEO is a partner at Morrison. During the year-ended December 31, 2018, the Company paid $2,565 in legal fees to MoCo. During the year-ended December 31, 2018, the Company paid $1,200 to the law firm of Ellenoff Grossman & Schole, LLP.

3.	INVESTMENT TRANSACTIONS

Private Placement

MILC has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” (management) of SMC pursuant to which MILC will have a right to sell 100,000 shares of SMC back to the “promoter group” of SMC on the first day of each month commencing with April 1, 2016 continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the Unites States. The purchase price will be the Fair Market Value of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement. Pursuant to the Right to Sell, during 2016, MILC completed the sale of 900,000 shares of SMC Global for net proceeds of approximately $1,100,000 which is approximately $1.23 per SMC Global share. Pursuant to the Right to Sell, during the year, 2017, MILC completed the sale of 1,200,000 shares of SMC Global for net proceeds of approximately $1,499,000 which is approximately $1.25 per SMC Global share.

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To date, pursuant to the Right to Sell, MILC has sold 2.1 million shares for total proceeds of $2.6 million which translates to an average price of $1.24 per SMC share. As of December 31, 2018, MILC owned 11,504,690 shares of SMC.

SMC Global has notified MILC that it intends to pursue an initial public offering and listing of its shares on the primary exchanges in India – the Bombay Stock Exchange and the (BSE) and the National Stock Exchange (NSE). There can be no assurance as to when or if such a listing will occur.

Effective December 31, 2018, the Company adopted a valuation of $1.23 per SMC share for the Company’s investment in SMC which translates to a total value of approximately $14,150,769.

On June 11, 2015, MILC, through a wholly owned subsidiary (“Millennium Carbon”) completed the acquisition of an Activated Carbon plant located near the port of Kawaihae, Hawaii for $1.28 million. The acquisition consisted of 13 acres of land leased from the Department of Hawaiian Home Lands, the existing equipment and approximately 24,000 tons of macadamia nutshells which represent more than a 2-year feedstock supply.

The investment in Millennium Carbon is not currently income producing as it is in the investment stage, however MILC believes this acquisition is a compelling opportunity that should generate an attractive return on investment. The acquisition price is a small fraction of the more than $44 million originally invested in the plant from 2009 to 2012. Despite commencing operations in 2011, the plant failed to achieve full commercial operations and generate profits. It ceased operating in 2012 and its owner filed for bankruptcy. Prior to shutting down, the plant produced Activated Carbon but there were a number of design and operational issues that needed resolution in order to produce the premium Activated Carbon that it was targeting and operate the plant on a full time basis. MILC is in the late stages of upgrading the plant to establish full commercial operation.

When operating, the Millennium Carbon plant will process a waste stream of macadamia nutshells into a special form of Activated Carbon. Activated Carbon has many small pores that create an extremely large surface area. By way of example, one teaspoon of the Activated Carbon the plant intends to produce has a surface area greater than a football field. Activated Carbon’s large surface area and complex network of pores provide benefits in a variety of chemical processes including filtration, purification and energy storage.

The Millennium Carbon plant is designed to produce a premium-grade Activated Carbon with characteristics that are particularly attractive for energy storage applications and that should command a price premium relative to commodity-grade Activated Carbon. In particular, the Activated Carbon produced by the plant is targeted for manufacturing Electrical Double-Layer Capacitor (or “EDLC”), which is commonly referred to as Ultracapacitors or Supercapacitors, an advanced energy storage alternative to traditional batteries. Ultracpacitors are found in a diverse array of electronic equipment from daily usage engine starting, hybrid and electric vehicles to windmills.

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Millennium Carbon is in the late stages of commercializing the plant for continuous production of premium Activated Carbon. From a production standpoint, the plant can be thought of as having three phases:

1)	Material handling and pre-processing

a.	Screening out debris
b.	Hammer mill to create uniform nutshell chips
c.	Screening to appropriate size nutshell chips and eliminate fines

2)	Char Production

a.	Macadamia nutshell chips are heated to high temperature in the absence of oxygen in a Char Reactor to perform pyrolysis
b.	Pyrolysis reaction breaks down the nutshells into high purity char of carbon and removes volatile matter which will provides an energy stream to help power the plant (biogas and condensed bio-oil)

3)	Activation

a.	The nutshell char is heated in a rotary kiln and mixed with high temperature steam to create the large surface area/pore structure

In addition, the Millennium Carbon plant has numerous support systems including:

●	Laboratory
●	Nitrogen generation
●	Low grade steam boilers
●	High temperature steam “super-heater”
●	Water well and Reverse Osmosis water treatment plant
●	Integrated instrumentation and controls system
●	Thermal oxidizer to meet emissions requirements
●	2 MW Diesel generator

As of the date of this report, Millennium Carbon has restored all production equipment and necessary support systems to operational status and has produced Activated Carbon. Achieving full-scale commercial operation and associated revenue generation may still take a year or more after which the plant should generate an attractive return on its invested capital. There can be no assurance as to how much capital or how long this process will take or what the ultimate stabilized cash flow, if any, from the project will be. MILC believes that purchasing the plant at a substantial discount to the capital investment made by the original developer increases the likelihood of generating attractive rates of return.

During 2018, we continued to make progress towards commercializing the Activated Carbon plant. To date, we have now completed 27 trial run campaigns and have produced over 30 tons of activated carbon. This process has allowed us to gain significant operational experience as we continue to work towards commercial operation. The process is iterative where we operate the plant for a couple of days to produce Activated Carbon and then perform laboratory testing. Based on what we learn from operating the plant, we continue to make plant modifications and modify modes of operation. At this point we have produced some very high-grade material as we continue to approach our targeted specifications. Unfortunately we have also experienced significant variations in the quality of the material produced. We continue to work towards operating the plant to produce a consistent and reliable output of high-grade activated carbon.

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Millennium Carbon is an unconsolidated subsidiary and, therefore, pursuant to Rule 3-09 of Regulation S-X, the Company has attached separate audited financial statements of Millennium Carbon as an exhibit to this report.

4.	INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the Company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of December 31, 2018, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Cost/Share	Value	Value/SMC Share
SMC Global Securities LTD	January 21, 2008	11,504,690	33,848,967	$2.94	14,150,769	1.230

5.	INCOME TAXES

The provision for income taxes is comprised of the following for the year ended December 31, 2018:

The provision for income taxes consists of the following:

December 31, 2018
Current
Federal	$-
State and Local	-
Total Current Tax Expense (Benefit)	-

Deferred
Federal	(446,817)
State and Local	-
Total Deferred Tax Expense (Benefit)	(446,817)
Less Valuation allowance adjustment	446,817

Total Tax Expense (Benefit)	$-

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At December 31, 2018, the Company had total net operating loss carry forward of approximately $3.7 million and capital loss carry forwards of approximately $6.7 million for federal income tax purposes available to offset future taxable income as follows. The net operating loss carry forwards arising in tax years before 2018 generally may be carried forward for 20 years. Net operating loses arising in tax years ending after 2017 can be carried forward indefinitely.

Deferred tax assets reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes and consist of the following:

December 31, 2017
Deferred Tax Assets
Net unrealized loss on investments	$1,960,371
Capital Loss Carry-forward	1,409,917
Net Operating Loss Carry-forward	786,080
Total Deferred Tax Assets	4,156,368
Less: Valuation Allowance	(4,156,368)
Net Deferred Taxes	$-

A reconciliation of the statutory United States federal tax rate to the Company’s effective income tax rate is as follows:

December 31, 2017
Tax at Federal Statutory Rate	21.0%
Change in Valuation Allowance	(21.0)%
Provision for Taxes	0.0%

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on decrease in value of the Company’s investment in SMC Global, and the uncertainty as to when the value will improve enough to allow the Company to recognize gains on the SMC Global investment and enable the Company to utilize its deferred tax assets, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2018.

The Company’s policy for recording interest and penalties associated with uncertain tax positions is to record such items as a component of income tax expense. There were no amounts accrued for penalties or interest as of or during the period from February 14, 2007 (inception) through December 31, 2018. The Company does not expect its unrecognized tax benefit position to change during the next twelve months and is currently unaware of any issues that could result in significant payments, accruals or material deviations from its position. The Company’s tax positions for 2011 to 2017 have been analyzed, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years.

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On December 22, 2017, the Tax Cuts and Jobs Act (“The Tax Act”) was enacted. The Tax Act makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. In addition to reducing corporate and non-corporate tax rates, the Tax Act eliminates and restricts various deductions and limits the ability to utilize net operating losses (“NOLs”) arising in taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026.

While the changes in the Act generally appear to be favorable with respect to the Company, the extensive changes to provisions in the Code may have unanticipated effects on us or our stockholders. Moreover, Congressional leaders have recognized that the process of adopting extensive tax legislation in a short amount of time without hearings and substantial time for review is likely to have led to drafting errors, issues needing clarification and unintended consequences that will have to be review in subsequent tax legislation. At this point, it is not clear when Congress will address these issues or when the Internal Revenue Service will be able to issue administrative guidance on the changes made in the Tax Act.

6.	COMMON STOCK

In November 2013 the Company’s Board of Directors authorized a buyback of up to 800,000 shares of its common stock. Buybacks will be made from time to time based on the view of the Company of its trading price relative to its underlying value and subject to compliance with applicable legal requirements. No buybacks were made during the twelve months ended December 31, 2018.

American Stock Transfer & Trust Company, LLC, serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement.

8.	SUBSEQUENT EVENTS

The Company is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non- recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

As previously disclosed, Millennium Investment & Acquisition Company, Inc. (“MILC”) has entered into a Right to Sell Agreement (the “Right to Sell”) with the “promoter group” of SMC Global (“SMC”) pursuant to which MILC will have a right to sell 100,000 shares of SMC back to the “promoter group” on the first day of each month commencing with April 1, 2016, and continuing until SMC completes a qualified public offering and listing on either a primary stock exchange in India or the United States. The purchase price will be the Fair Market Value, as defined, of the stock at the time of the transaction. There can be no assurance the “promoter group” will comply with their obligations related to the Right to Sell Agreement.

Pursuant to this Right to Sell, On January 24, 2019 MILC completed the sale of 200,000 shares of SMC for net proceeds of approximately $287,600 which translates to approximately $1.44 per SMC share. Pursuant to this Right to Sell, On February 25, 2019 MILC completed the sale of 200,000 shares of SMC for net proceeds of approximately $288,442 which translates to approximately $1.44 per SMC share. After giving effect to the sales described herein, MILC holds 11,104,690 shares of SMC Global (“SMC”).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

of Millennium Investment & Acquisition Company Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Millennium Investment & Acquisition Company Inc. (the “Company”), including the portfolio of investments, as of December 31, 2018, the related statement of operations, the statement of cash flows, the statement of changes in net assets, and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). The statement of changes in net assets for the year ended December 31, 2017 and financial highlights for each of the three years in the period then ended were audited by other auditors, and in their opinion dated March 7, 2018, they expressed an unqualified opinion on such changes in net assets and financial highlights. The financial highlights for the year ended December 31, 2014 were audited by other auditors, and in their opinion dated March 10, 2015 they expressed an unqualified opinion on such financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Millennium Investment & Acquisition Company Inc. as of December 31, 2018, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Company’s auditor since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and private companies. We believe that our audit provides a reasonable basis for our opinion.

/s/ TAIT, WELLER & BAKER LLP

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2019

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Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (212) 751-0371 and on the Commission’s website at http://www.sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (212) 751-0371.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

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(c) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(d) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the registrant’s Code of Ethics is filed as an exhibit pursuant to Item 12(a)(1).

Item 3. Audit committee Financial Expert.

(a)(1) Mr. Dionisio D’Aguilar served as the registrant’s Audit Committee Chairperson. Mr. D’Aguilar resigned from the board of the Registrant effective May 23, 2017 upon his election to the Parliament of the Bahamas. Since Mr. D’Aguilar’s resignation, board of directors has determined that the registrant does not have at least one audit committee financial expert serving on its audit committee. The registrant is undertaking steps to find a new financial expert but in the interim the board of the registrant believes that given the scope of current operations it is not a critical issue.

Item 4. Principal Accountant Fees and Services.

Effective November 16, 2018, the registrant engaged Tait, Weller & Baker LLP as the registrant’s principal accountant to handle the audit of its 2018 financial statements.

BDO USA, LLP served as the registrant’s principal accountant prior to Tait, Weller & Baker LLP. Aggregate fees billed for each of the last two fiscal years for professional services rendered by BDO USA LLP are as follows:

	2018	2017
(a) Audit Fees (1)	$41,000	42,000
(b) Audit-Related Fees	-	-
(c) Tax Fees (2)	8,675	8,500
(d) All Other Fees	-	-

(1) Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2) Tax Fees consist of tax compliance services for the registrant. These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

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(e)(1) Audit Committee’s Pre-Approval Policies

The registrant’s audit committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) Percentages of Services Approved by the Audit Committee

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

	2018	2017
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	100%	100%
(d) All Other Fees	N/A	N/A

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jesse Derris and Kevin McTavish.

Item 6. Schedule of Investments.

Schedule of investments is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A copy of the registrant’s proxy voting policies and procedures is filed as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Our officers, their ages, their term of office and length of time served, a description of their principal occupations during the past five years are listed in the table immediately following. Except as shown, each officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Millennium Investment & Acquisition Company Inc., 301 Winding Road, Old Bethpage, New York 11804.

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(a)(2) Mr. David H. Lesser is not currently primarily responsible for the day-to-day management of the portfolio of any other account. However, the officers of the registrant are not obligated to devote their full time to the registrant, but will devote such time as they deem necessary to carry out the operations of the registrant effectively. The officers of the registrant may have investments or other interests in other companies or funds which have investment objectives similar to the registrant. This may result in a conflict of interest in the allocation of investment opportunities and there is no guarantee that any investment opportunities would be allocated to the registrant.

(a)(3) The Board has approved that Mr. David H. Lesser receive $10,000 per month as base compensation from Millennium Investment & Acquisition Company and is eligible for incentive compensation as determined by the Compensation Committee. On January 17, 2018, the Board approved a bonus for David H. Lesser for 2017 in the amount of $120,000 payable from Millennium HI Carbon LLC and approved compensation of $10,000 per month as base compensation from Millennium HI Carbon LLC commencing with January 2018.

(a)(4) For each officer, the following table discloses the dollar range of equity securities beneficially owned by the officer in the registrant and, on an aggregate basis, in any registered investment companies within the registrant’s family of investment companies as of December 31, 2018:

(b) Not applicable.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During 2018 there were no matters submitted to shareholders for voting.

Item 11. Controls and Procedures.

(a) Based upon an evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and item 11 (a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (and item 11(b) of Form N-CSR) are filed herewith.

EX-99.CODE ETH 4 coe.htm

EX-1 5 proxyvoting.htm

EX-99.1 Millennium HI Carbon, LLC Financial Statements for year ended December 31, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Millennium Investment & Acquisition Company Inc.

By	(Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ David H. Lesser
David H. Lesser, Chairman, CEO, Secretary, and Treasurer
March 1, 2019

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